UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2018

KILROY REALTY CORPORATION

KILROY REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation)	001-12675 (Kilroy Realty Corporation)	95-4598246 (Kilroy Realty Corporation)

Delaware (Kilroy Realty, L.P.)	000-54005 (Kilroy Realty, L.P.)	95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200 Los Angeles, California		90064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL AGREEMENT

On November 14, 2018, Kilroy Realty, L.P. (the “Operating Partnership”) and Kilroy Realty Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters (the “Underwriters”) listed on Schedule A attached thereto, relating to the public offering by the Operating Partnership of $400,000,000 aggregate principal amount of the Operating Partnership’s 4.750% Senior Notes due 2028 (the “2028 Notes”).

Pursuant to the Underwriting Agreement, the Company has agreed to sell to the several Underwriters, and the Underwriters have severally agreed to purchase, $400,000,000 aggregate principal amount of 2028 Notes. The 2028 Notes will be guaranteed by the Company. The 2028 Notes will pay interest semi-annually at a rate of 4.750% per annum on June 15 and December 15 each year, commencing on June 15, 2019, and mature on December 15, 2028. The public offering price of the 2028 Notes was 99.634% of the principal amount, for a yield to maturity of 4.796%. The offering is expected to close on November 29, 2018, subject to the satisfaction of customary closing conditions.

Net proceeds from the offering will be approximately $395.2 million, after deducting the underwriting discount and the Company’s estimated expenses. The Company intends to allocate an amount equal to the net proceeds from the offering to one or more Eligible Green Projects (as defined), which may include the development or redevelopment of such projects.

Pending the allocation of an amount equal to the net proceeds from the offering to Eligible Green Projects, the Company intends to use the net proceeds to redeem or repay indebtedness and may also hold net proceeds in cash and cash equivalents. Such indebtedness to be redeemed or repaid includes all $250.0 million aggregate principal amount (plus the make-whole premium and accrued and unpaid interest) of the Operating Partnership’s 2020 Notes (defined below) and may include borrowings under the Operating Partnership’s revolving credit facility and term loan facility.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which, or to any person to whom, such offer, solicitation or sale would be unlawful.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Underwriting Agreement, which is being filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

On November 14, 2018, the Company issued a press release announcing that the Operating Partnership has priced the underwritten public offering of the 2028 Notes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On November 14, 2018, the Company issued a press release announcing that the Operating Partnership is redeeming all of the outstanding $250.0 million aggregate principal amount of the Operating Partnership’s 6.625% Senior Notes due June 1, 2020 (CUSIP No. 49427RAF9) (the “2020 Notes”) in full on December 14, 2018. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibits 99.1 and 99.2 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibits 99.1 and 99.2) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 8.01	OTHER EVENTS

In addition, on November 14, 2018, the Company announced that the Operating Partnership is redeeming all of the outstanding $250.0 million aggregate principal amount of the Operating Partnership’s 6.625% Senior

Notes due June 1, 2020 (CUSIP No. 49427RAF9) (the “2020 Notes”) in full on December 14, 2018 (the “Redemption Date”). The redemption price will equal 100% of the principal amount of the 2020 Notes to be redeemed and a make-whole amount calculated in accordance with the indenture governing the 2020 Notes plus accrued and unpaid interest thereon to the Redemption Date.

This Current Report on Form 8-K shall not constitute a notice of redemption under the optional redemption provisions of the indenture governing the 2020 Notes.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

1.1*	Underwriting Agreement, dated November 14, 2018, by and among Kilroy Realty, L.P., Kilroy Realty Corporation and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named on Schedule A thereto.

99.1**	Press Release, dated November 14, 2018, issued by Kilroy Realty Corporation.

99.2**	Press Release, dated November 14, 2018, issued by Kilroy Realty Corporation.

*	Filed herewith
**	Furnished herewith

EXHIBIT INDEX

Exhibit No.	Description

1.1*	Underwriting Agreement, dated November 14, 2018, by and among Kilroy Realty, L.P., Kilroy Realty Corporation and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named on Schedule A thereto.

99.1**	Press Release, dated November 14, 2018, issued by Kilroy Realty Corporation.

99.2**	Press Release, dated November 14, 2018, issued by Kilroy Realty Corporation.

*	Filed herewith
**	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: November 15, 2018

	By:	/s/ Heidi R. Roth
Heidi R. Roth Executive Vice President and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty, L.P.
Date: November 15, 2018

	By:	Kilroy Realty Corporation, Its general partner

	By:	/s/ Heidi R. Roth
Heidi R. Roth Executive Vice President and Chief Accounting Officer